December 31, 2002

--------------------------------------------------------------------------------
   Oppenheimer                                               Annual Report
   Global Securities Fund/VA                                    ------
   A Series of Oppenheimer Variable Account Funds             Management
                                                             Commentaries
--------------------------------------------------------------------------------
[GRAPHIC]

Performance Update

Investment Strategy Discussion

Financial Statements

                                                      [LOGO]
                                                      OppenheimerFunds(R)
                                                      The Right Way to Invest

OPPENHEIMER GLOBAL SECURITIES FUND/VA

--------------------------------------------------------------------------------
Objective
Oppenheimer Global Securities Fund/VA, a series of Oppenheimer Variable Account Funds, seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

--------------------------------------------------------------------------------
Narrative by Bill Wilby, Portfolio Manager
Oppenheimer Global Securities Fund/VA's negative performance for the one-year period ended December 31, 2002 reflected the acute negativity that characterized global markets over the past two and a half years. The market's hit their low on October 9th, but was followed by a six week rally wherein the Fund somewhat participated. At times like these, some might be tempted to discard their investment discipline and take a more shortsighted view. However, as long-term investors, we remain committed to our investment process and are confident that we hold solid companies with above-average earnings potential.
We are optimistic that we may have hit the bottom and are on course for an eventual recovery in the coming year.
   A host of economic, business and political issues exerted significant influence on global markets during the period. In the United States, post-September 11th optimism soon turned to pessimism as investors recoiled in the face of a sluggish economic recovery, accounting and corporate governance scandals, earnings disappointments and the mounting possibility of war with Iraq.
   Europe, also mired in a sharp economic downturn, fared no better. While mirroring the slumping fortunes of the United States in the aftermath of the terrorist attacks, Europe's woes were exacerbated by severe summer floods, as well as limitations on individual European Union governments to inject fiscal stimulus into their sagging economies. The same held true in Japan, which experienced setbacks to government-advocated financial reforms, although late-period reports of new measures to offset deflation and stabilize the country's banking system gave reason for hope.
   Meanwhile, some of the better-performing markets during the period were those of Southeast Asia, whose strong exports, rising consumer credit and increased domestic demand proved advantageous. Brazil, which struggled with high debt levels and concerns over the outcome of its October presidential election, has found some resolution, as President Lula has managed to ease and minimize investor concerns regarding a possible default on their debt and a renewed run on their currency.
   It is important to point out that we invest in companies, not countries or regions. Although we are cognizant of external events within a given market, our focus is not on the events themselves, but rather their impact on the business prospects of existing and prospective holdings.
   As mentioned earlier, we remain committed to our investment process, which focuses on identifying individual companies anywhere in the world that, in our view, are poised to capitalize on one or more growth trends. Over the years, we have pinpointed four broad areas--including mass affluence, new technologies, restructuring and aging populations--which we believe may drive stock market performance for years to come. Although changing market cycles may at times alter the character of the portfolio, these sweeping global themes have and should continue to provide the framework for our investment decisions.
   In light of recent market conditions, which offer little in the way of near-term guidance, we maintained our "barbell strategy." This approach combines aggressive positions, such as technology stocks, with more defensive holdings, such as consumer product companies. Even though some of our aggressive holdings hurt the Fund during the last twelve months, we consider this positioning to be sound, given the range of possibilities regarding the scope and sustainability of an eventual economic recovery. We've also built our positions in blue chip tech names such as Microsoft Corp., Ericsson AB (a Swedish wireless telecommunications company), and Vodafone Group, Inc. (the number one wireless provider in Europe). We've sold some large positions to take in profits such as Sanofi-Synthelabo SA and trimmed our position in Reckitt Benckiser plc, which we believe to be fairly valued.

                   2 | OPPENHEIMER GLOBAL SECURITIES FUND/ VA

   We describe our investment style as "contrarian growth." By looking closely at a company's profit margins, revenue streams and management strength, while at the same time focusing on bad news that can temporarily depress a stock's value, we have continued to uncover good companies in good businesses at good prices the world over. Despite the challenges we have encountered in recent years, we still feel this is the best way to capture the long-term growth potential of stocks.
   Although close attention must be paid to the risks posed by individual companies, it is important to remember that investing in foreign securities involves additional risks, such as currency fluctuations, different accounting standards and higher expenses.
   All of the key indicators, which drive stock prices--earnings, liquidity, and valuations--are now positive. Global earnings have slowly started to turn. Liquidity remains positive as interest rates continue to decline. Finally, valuations, especially outside of the U.S., are now attractive relative to bonds. Although we will certainly approach the coming months with caution, "our one world, one stock market" point of view continues to make Oppenheimer Global Securities Fund/VA an important part of The Right Way to Invest.

In reviewing performance, please remember that past performance cannot guarantee future results. Because of ongoing market volatility, the Fund's performance may be subject to fluctuations, and current performance may be less than the results shown.

The Fund's portfolio is subject to change. The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

FUND PERFORMANCE

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. During the fiscal year that ended December 31, 2002, Oppenheimer Global Securities Fund/VA mirrored a difficult operating environment, producing negative absolute returns. Economic, business and political events converged to exert undue pressure on global markets, with the United States and Europe experiencing the brunt of the downturn. Given the often contradictory nature of near-term indicators, the Fund manager maintained a long-term perspective, employing a theme-driven, valuation-sensitive investment approach that seeks "contrarian growth" from fundamentally sound stocks that are believed to be temporarily depressed. The Fund also maintained a "barbell strategy," combining aggressive and defensive positions in hopes of positioning the portfolio for a variety of market conditions. Country, industry and market capitalization weightings were the result of the Fund manager's individual stock selection rather than predetermined target allocations. The Fund's holdings, allocations, management and strategies are subject to change. COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow shows the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2002. In the case of non-service shares, performance is measured over a ten-year period. In the case of service shares, performance is measured from inception of the class on July 13, 2000. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
   The Fund's performance is compared to the performance of the Morgan Stanley Capital International World Index, an unmanaged index of equity securities listed on stock exchanges of 20 foreign countries and the U.S. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                   3 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND PERFORMANCE

Non-Service shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                   Oppenheimer Global Securities      Morgan Stanley
                       Fund/VA (Non-Service)      Capital International
        Date                                           World Index

     12/31/1992               $10,000                   $10,000
     03/31/1993                11,254                    10,872
     06/30/1993                12,069                    11,547
     09/30/1993                13,866                    12,103
     12/31/1993                17,032                    12,313
     03/31/1994                16,409                    12,403
     06/30/1994                16,228                    12,790
     09/30/1994                17,420                    13,080
     12/31/1994                16,058                    13,000
     03/31/1995                15,553                    13,626
     06/30/1995                16,286                    14,225
     09/30/1995                17,052                    15,038
     12/31/1995                16,417                    15,771
     03/31/1996                17,041                    16,432
     06/30/1996                17,774                    16,927
     09/30/1996                18,344                    17,173
     12/31/1996                19,340                    17,979
     03/31/1997                20,319                    18,050
     06/30/1997                22,458                    20,788
     09/30/1997                24,252                    21,402
     12/31/1997                23,676                    20,896
     03/31/1998                26,061                    23,910
     06/30/1998                26,563                    24,418
     09/30/1998                22,413                    21,512
     12/31/1998                27,016                    26,077
     03/31/1999                27,963                    27,031
     06/30/1999                30,743                    28,344
     09/30/1999                31,269                    27,947
     12/31/1999                42,815                    32,685
     03/31/2000                48,999                    33,044
     06/30/2000                47,397                    31,897
     09/30/2000                46,626                    30,316
     12/31/2000                44,994                    28,463
     03/31/2001                38,261                    24,827
     06/30/2001                41,224                    25,516
     09/30/2001                33,860                    21,866
     12/31/2001                39,578                    23,761
     03/31/2002                40,342                    23,908
     06/30/2002                36,738                    21,716
     09/30/2002                29,999                    17,743
     12/31/2002                30,818                    19,118

Average Annual Total Returns of Non-Service shares of the Fund at 12/31/02
1-Year -22.13%   5-Year 5.41%   10-Year 11.91%


Service shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                   Oppenheimer Global Securities      Morgan Stanley
                        Fund/VA (Service)         Capital International
        Date                                           World Index

     07/13/2000               $10,000                     $10,000
     09/30/2000                 9,620                       9,505
     12/31/2000                 9,280                       8,924
     03/31/2001                 7,889                       7,784
     06/30/2001                 8,498                       8,000
     09/30/2001                 6,977                       6,855
     12/31/2001                 8,151                       7,449
     03/31/2002                 8,308                       7,496
     06/30/2002                 7,560                       6,808
     09/30/2002                 6,166                       5,563
     12/31/2002                 6,328                       5,994

Average Annual Total Returns of Service shares of the Fund at 12/31/02
1-year -22.37%   Since inception -16.93%

Because of ongoing market volatility, the Fund's performance has been subject to fluctuations and current performance may be less than the results shown. For updates on the Fund's performance, please call us at 1.800.981.2871. Past performance is not predictive of future performance.
The inception dates of the Fund were 11/12/90 for the Non-Service shares and 7/13/00 for its Service shares. The performance information in the graphs for the Morgan Stanley Capital International World Index begins on 12/31/92 in the first graph and on 6/30/00 for the second graph.
Total returns include changes in net asset value per share and does not include the charges associated with the separate account products which offer this Fund. Such performance would have been lower if such charges were taken into account. Total returns and the ending account value in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. Graphs are not drawn to same scale. An explanation of the calculation of the performance is in the Statement of Additional Information.

                   4 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

                                                        Financial Statements
                                                                  Pages 6-17










                   5 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS December 31, 2002

                                                                  Market Value
                                                       Shares       See Note 1
--------------------------------------------------------------------------------
Common Stocks--97.1%
--------------------------------------------------------------------------------
Consumer Discretionary--15.8%
--------------------------------------------------------------------------------
Auto Components--0.2%
Valeo SA                                              116,474     $  3,654,612
--------------------------------------------------------------------------------
Automobiles--2.6%
Porsche AG, Preferred                                  65,782       27,336,526
--------------------------------------------------------------------------------
Volkswagen Ag                                         370,456       13,505,401
                                                                   -------------
                                                                    40,841,927

--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--0.7%
International Game Technology 1                       151,600       11,509,472
--------------------------------------------------------------------------------
Household Durables--2.6%
Koninklijke (Royal) Philips
Electronics NV 1                                      324,900        5,693,866
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                      85,872        8,024,947
--------------------------------------------------------------------------------
Sharp Corp.                                         1,645,000       15,622,440
--------------------------------------------------------------------------------
Sony Corp.                                            287,400       12,012,337
                                                                   -------------
                                                                    41,353,590

--------------------------------------------------------------------------------
Media--7.2%
Comcast Corp., Cl. A 1                                188,309        4,438,443
--------------------------------------------------------------------------------
Grupo Televisa SA,
Sponsored GDR 1                                       406,299       11,347,931
--------------------------------------------------------------------------------
JC Decaux SA 1                                        485,714        5,861,645
--------------------------------------------------------------------------------
Pearson plc                                         1,547,670       14,314,207
--------------------------------------------------------------------------------
Reed Elsevier plc                                   2,497,776       21,392,623
--------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                       1,744,033       18,300,029
--------------------------------------------------------------------------------
Sirius Satellite Radio, Inc. 1                        879,500          562,880
--------------------------------------------------------------------------------
Television Broadcasts Ltd.                          4,640,832       14,639,473
--------------------------------------------------------------------------------
Wolters Kluwer NV                                     868,249       15,124,933
--------------------------------------------------------------------------------
Zee Telefilms Ltd.                                  4,768,900        9,696,929
                                                                   -------------
                                                                   115,679,093

--------------------------------------------------------------------------------
Specialty Retail--2.5%
Best Buy Co., Inc. 1                                  227,062        5,483,547
--------------------------------------------------------------------------------
Circuit City Stores, Inc./
Circuit City Group                                  1,536,149       11,398,226
--------------------------------------------------------------------------------
Gap, Inc. (The)                                       686,700       10,657,584
--------------------------------------------------------------------------------
New Dixons Group plc                                3,067,440        7,160,494
--------------------------------------------------------------------------------
RadioShack Corp. 2                                    316,900        5,938,706
                                                                   -------------
                                                                    40,638,557

--------------------------------------------------------------------------------
Consumer Staples--10.2%
--------------------------------------------------------------------------------
Beverages--2.7%
Companhia de Bebidas
das Americas, ADR                                     548,615        8,536,449
--------------------------------------------------------------------------------
Diageo plc                                          1,425,700       15,492,833
--------------------------------------------------------------------------------
Fomento Economico Mexicano
SA de CV, UBD                                       2,757,700        9,948,698
--------------------------------------------------------------------------------

                                                                  Market Value
                                                       Shares       See Note 1
--------------------------------------------------------------------------------
Beverages Continued
Grupo Modelo SA de CV, Series C                     3,708,000      $ 9,036,124
                                                                   -------------
                                                                    43,014,104

--------------------------------------------------------------------------------
Food & Drug Retailing--1.0%
Boots Co. plc                                         998,080        9,415,901
--------------------------------------------------------------------------------
Delhaize Group                                        141,552        2,632,211
--------------------------------------------------------------------------------
Seven-Eleven Japan Co. Ltd.                           119,000        3,630,067
                                                                   -------------
                                                                    15,678,179

--------------------------------------------------------------------------------
Food Products--1.0%
Cadbury Schweppes plc                               2,564,785       15,979,413
--------------------------------------------------------------------------------
Household Products--3.6%
Hindustan Lever Ltd.                                4,257,900       16,139,172
--------------------------------------------------------------------------------
Reckitt Benckiser plc                               2,177,459       42,241,170
                                                                   -------------
                                                                    58,380,342

--------------------------------------------------------------------------------
Personal Products--1.9%
Shiseido Co. Ltd.                                     706,000        9,179,725
--------------------------------------------------------------------------------
Wella AG, Preference, Non-Vtg                         361,397       21,617,251
                                                                   -------------
                                                                    30,796,976
--------------------------------------------------------------------------------
Energy--5.0%
--------------------------------------------------------------------------------
Oil & Gas--5.0%
BP plc, ADR                                           474,869       19,303,425
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                   230,572       15,328,427
--------------------------------------------------------------------------------
Encana Corp.                                          351,017       10,838,466
--------------------------------------------------------------------------------
Husky Energy, Inc.                                  1,630,615       16,999,765
--------------------------------------------------------------------------------
Royal Dutch Petroleum Co.,
NY Shares                                             385,260       16,959,145
                                                                   -------------
                                                                    79,429,228

--------------------------------------------------------------------------------
Financials--15.0%
--------------------------------------------------------------------------------
Banks--8.3%
ABN Amro Holding NV 1                                 967,300       15,815,018
--------------------------------------------------------------------------------
Australia & New Zealand
Banking Group Ltd.                                  2,065,743       20,181,865
--------------------------------------------------------------------------------
Bank One Corp.                                        946,539       34,596,000
--------------------------------------------------------------------------------
Royal Bank of Scotland
Group plc (The)                                       897,727       21,505,331
--------------------------------------------------------------------------------
Societe Generale, Cl. A 1                             335,530       19,541,838
--------------------------------------------------------------------------------
Wachovia Corp.                                        586,829       21,384,049
                                                                   -------------
                                                                   133,024,101

--------------------------------------------------------------------------------
Diversified Financials--4.2%
American Express Co.                                  536,500       18,965,275
--------------------------------------------------------------------------------
Citigroup, Inc.                                       204,866        7,209,235
--------------------------------------------------------------------------------
Credit Saison Co. Ltd.                                646,500       11,031,958
--------------------------------------------------------------------------------
Fannie Mae                                            238,900       15,368,437
--------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                      1,713,750       11,139,375

                   6 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Diversified Financials Continued
MBNA Corp.                                             198,450     $  3,774,519
                                                                   -------------
                                                                     67,488,799

--------------------------------------------------------------------------------
Insurance--2.5%
ACE Ltd.                                               485,571       14,246,653
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Cl. B 1                        7,040       17,057,920
--------------------------------------------------------------------------------
Manulife Financial Corp.                               367,013        7,989,351
                                                                   -------------
                                                                     39,293,924

--------------------------------------------------------------------------------
Health Care--16.1%
--------------------------------------------------------------------------------
Biotechnology--3.3%
Affymetrix, Inc. 1                                     250,700        5,738,523
--------------------------------------------------------------------------------
Amgen, Inc. 1                                          378,200       18,282,188
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                                448,480       15,248,320
--------------------------------------------------------------------------------
Human Genome Sciences, Inc. 1                          234,900        2,069,469
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp. 1                           200,500        6,650,585
--------------------------------------------------------------------------------
Oxford GlycoSciences plc 1                             413,272          918,151
--------------------------------------------------------------------------------
Qiagen NV 1                                            832,493        4,237,048
                                                                   -------------
                                                                     53,144,284

--------------------------------------------------------------------------------
Health Care Equipment & Supplies--2.0%
Amersham plc                                           902,670        8,079,839
--------------------------------------------------------------------------------
Applera Corp./
Applied Biosystems Group                               488,500        8,568,290
--------------------------------------------------------------------------------
Essilor International SA                               177,140        7,296,210
--------------------------------------------------------------------------------
Smith & Nephew plc                                   1,338,150        8,197,065
                                                                   -------------
                                                                     32,141,404

--------------------------------------------------------------------------------
Health Care Providers & Services--2.5%
Fresenius AG, Preference                               413,671       15,823,176
--------------------------------------------------------------------------------
Oxford Health Plans, Inc. 1                            173,000        6,305,850
--------------------------------------------------------------------------------
Quest Diagnostics, Inc. 1                              266,400       15,158,160
--------------------------------------------------------------------------------
Quintiles Transnational Corp. 1                        143,428        1,735,479
                                                                   -------------
                                                                     39,022,665

--------------------------------------------------------------------------------
Pharmaceuticals--8.3%
AstraZeneca plc                                        215,025        7,684,946
--------------------------------------------------------------------------------
Aventis SA 1                                           272,780       14,828,026
--------------------------------------------------------------------------------
Eisai Co. Ltd.                                         430,000        9,656,611
--------------------------------------------------------------------------------
Johnson & Johnson                                      356,180       19,130,428
--------------------------------------------------------------------------------
Novartis AG                                            475,163       17,337,075
--------------------------------------------------------------------------------
Pfizer, Inc.                                           525,819       16,074,287
--------------------------------------------------------------------------------
Sanofi-Synthelabo SA                                   632,399       38,657,001
--------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                        233,000        9,738,603
                                                                   -------------
                                                                    133,106,977

                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Industrials--5.9%
--------------------------------------------------------------------------------
Aerospace & Defense--3.7%
Bombardier, Inc., Cl. B                              1,573,900     $  5,300,132
--------------------------------------------------------------------------------
Empresa Brasileira de
Aeronautica SA (Embraer), ADR                          918,334       14,601,510
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                  153,800        8,881,950
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                 133,600       12,959,200
--------------------------------------------------------------------------------
Raytheon Co.                                           579,600       17,822,700
                                                                   -------------
                                                                     59,565,492

--------------------------------------------------------------------------------
Commercial Services & Supplies--2.2%
Amadeus Global Travel
Distribution SA                                        821,601        3,388,400
--------------------------------------------------------------------------------
Rentokil Initial plc                                 5,148,889       18,236,232
--------------------------------------------------------------------------------
Societe BIC SA                                         397,229       13,693,592
                                                                   -------------
                                                                     35,318,224

--------------------------------------------------------------------------------
Information Technology--20.4%
--------------------------------------------------------------------------------
Communications Equipment--5.6%
JDS Uniphase Corp. 1                                 3,421,500        8,451,105
--------------------------------------------------------------------------------
QUALCOMM, Inc. 1                                     1,223,300       44,515,887
--------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                               960,400       11,390,344
--------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson
AB, B Shares 1                                      35,438,900       24,810,036
                                                                   -------------
                                                                     89,167,372

--------------------------------------------------------------------------------
Computers & Peripherals--0.6%
International Business
Machines Corp.                                          65,117        5,046,568
--------------------------------------------------------------------------------
Toshiba Corp. 1                                      1,647,000        5,162,922
                                                                   -------------
                                                                     10,209,490

--------------------------------------------------------------------------------
Electronic Equipment & Instruments--1.4%
Keyence Corp.                                           28,700        4,994,143
--------------------------------------------------------------------------------
Kyocera Corp.                                          114,800        6,684,655
--------------------------------------------------------------------------------
Tandberg ASA 1                                       1,960,500       11,319,611
                                                                   -------------
                                                                     22,998,409

--------------------------------------------------------------------------------
It Consulting & Services--1.4%
Cap Gemini SA 1                                        135,670        3,100,864
--------------------------------------------------------------------------------
Infosys Technologies Ltd.                              193,900       19,293,556
                                                                   -------------
                                                                     22,394,420

--------------------------------------------------------------------------------
Semiconductor Equipment & Products--2.2%
Applied Materials, Inc. 1                              459,700        5,989,891
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A 1                                461,300        6,947,178
--------------------------------------------------------------------------------
National Semiconductor Corp. 1                       1,090,200       16,363,902
--------------------------------------------------------------------------------
Novellus Systems, Inc. 1                               188,300        5,287,464
                                                                   -------------
                                                                     34,588,435

                   7 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS Continued

                                                                                            Market Value
                                                                           Shares             See Note 1
---------------------------------------------------------------------------------------------------------
Software--9.2%
Amdocs Ltd. 1                                                             627,900          $   6,165,978
---------------------------------------------------------------------------------------------------------
Cadence Design Systems, Inc. 1                                          4,448,970             52,453,356
---------------------------------------------------------------------------------------------------------
Electronic Arts, Inc. 1                                                   251,221             12,503,269
---------------------------------------------------------------------------------------------------------
Microsoft Corp. 1                                                         612,300             31,655,910
---------------------------------------------------------------------------------------------------------
Sybase, Inc. 1                                                          1,125,110             15,076,474
---------------------------------------------------------------------------------------------------------
Symantec Corp. 1                                                          224,900              9,110,699
---------------------------------------------------------------------------------------------------------
Synopsys, Inc. 1                                                          375,643             17,335,925
---------------------------------------------------------------------------------------------------------
Trend Micro, Inc. 1                                                       151,500              2,591,599
                                                                                           --------------
                                                                                             146,893,210

---------------------------------------------------------------------------------------------------------
Materials--1.1%
---------------------------------------------------------------------------------------------------------
Chemicals--1.1%
International Flavors &
Fragrances, Inc.                                                          523,430             18,372,393
---------------------------------------------------------------------------------------------------------
Telecommunication Services--6.6%
---------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services--1.4%
BT Group plc                                                            3,916,160             12,294,021
---------------------------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA
(Telemar), Preference                                               1,329,455,753             10,252,582
                                                                                           --------------
                                                                                              22,546,603

---------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services--5.2%
AT&T Corp.                                                                116,420              3,039,726
---------------------------------------------------------------------------------------------------------
KDDI Corp.                                                                 11,898             38,600,573
---------------------------------------------------------------------------------------------------------
SK Telecom Co. Ltd.                                                        43,540              8,406,610
---------------------------------------------------------------------------------------------------------
SK Telecom Co. Ltd., ADR                                                  358,700              7,658,245
---------------------------------------------------------------------------------------------------------
Vodafone Group plc                                                     14,313,420             26,096,396
                                                                                           --------------
                                                                                              83,801,550

---------------------------------------------------------------------------------------------------------
Utilities--1.0%
---------------------------------------------------------------------------------------------------------
Gas Utilities--0.6%
Hong Kong & China Gas Co. Ltd.                                          7,912,000             10,247,128
---------------------------------------------------------------------------------------------------------
Multi-Utilities--0.4%
Suez SA                                                                   334,590              5,807,504
                                                                                           --------------
Total Common Stocks (Cost $1,735,631,566)                                                  1,556,087,877

                                                                        Principal
                                                                           Amount
---------------------------------------------------------------------------------------------------------
Non-Convertible Corporate Bonds and Notes--0.0%
Telewest Communications plc,
11% Sr. Disc. Debs., 10/1/073
(Cost $1,929,441)                                                 $     2,392,000                442,520


                                                                        Principal           Market Value
                                                                           Amount             See Note 1
---------------------------------------------------------------------------------------------------------
Joint Repurchase Agreements--3.2%
Undivided interest of 7.36% in joint repurchase agreement
(Market Value $694,610,000) with Banc One Capital Markets,
Inc., 1.07% 12/31/02, dated to be repurchased at $51,155,041 on 1/2/03, collateralized by U.S. Treasury Nts., 3%--6.50%,
2/15/03--2/15/12, with a value of $311,989,144 and U.S.
Treasury Bonds, 1.75%--9.375%, 4/30/04--2/15/23, with
a value of $397,082,690
(Cost $51,152,000)                                                $    51,152,000        $    51,152,000

---------------------------------------------------------------------------------------------------------
Total Investments, at Value
(Cost $1,788,713,007)                                                       100.3%         1,607,682,397
---------------------------------------------------------------------------------------------------------
Liabilities in Excess
of Other Assets                                                              (0.3)            (4,860,152)
                                                                  ---------------------------------------
Net Assets                                                                  100.0%       $ 1,602,822,245
                                                                  =======================================

Footnotes to Statement of Investments
1. Non-income producing security.
2. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
3. Issuer is in default.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification              Market Value          Percent
-------------------------------------------------------------------------
United States                           $  659,156,214             41.0%
Great Britain                              248,754,565             15.4
Japan                                      136,930,581              8.5
France                                     112,441,293              7.0
Germany                                     78,282,355              4.9
The Netherlands                             57,830,010              3.6
India                                       56,269,032              3.5
Canada                                      41,127,715              2.6
Brazil                                      33,390,543              2.1
Mexico                                      30,332,753              1.9
Hong Kong                                   24,886,601              1.5
Sweden                                      24,810,036              1.5
Australia                                   20,181,865              1.3
Singapore                                   18,300,029              1.1
Switzerland                                 17,337,075              1.1
Korea, Republic of (South)                  16,064,855              1.0
Bermuda                                     14,246,653              0.9
Norway                                      11,319,611              0.7
Spain                                        3,388,399              0.2
Belgium                                      2,632,212              0.2
                                        ---------------------------------
Total                                   $1,607,682,397            100.0%
                                        =================================

See Accompanying Notes to Financial Statements.

                   8 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2002


--------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $1,788,713,007)--see accompanying statement                  $1,607,682,397
--------------------------------------------------------------------------------------------------------
Cash                                                                                              3,064
--------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                             2,649
--------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                            3,610,171
Interest and dividends                                                                        2,796,582
Investments sold                                                                                384,114
Other                                                                                            14,442
                                                                                         ---------------
Total assets                                                                              1,614,493,419

--------------------------------------------------------------------------------------------------------
Liabilities
Unrealized depreciation on foreign currency contracts                                         3,425,503
--------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                         7,256,839
Shares of beneficial interest redeemed                                                          932,674
Distribution and service plan fees                                                               29,753
Shareholder reports                                                                              18,119
Trustees' compensation                                                                            2,471
Transfer and shareholder servicing agent fees                                                     1,877
Other                                                                                             3,938
                                                                                         ---------------
Total liabilities                                                                            11,671,174

--------------------------------------------------------------------------------------------------------
Net Assets                                                                               $1,602,822,245
                                                                                         ===============

--------------------------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of beneficial interest                                               $       90,567
--------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                2,015,934,853
--------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                          16,334,525
--------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions             (245,306,432)
--------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                              (184,231,268)
                                                                                         ---------------
Net Assets                                                                               $1,602,822,245
                                                                                         ===============

--------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $1,549,992,594 and 87,567,213 shares of beneficial interest outstanding)           $17.70
--------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $52,829,651 and 2,999,306 shares of beneficial interest outstanding)               $17.61

See Accompanying Notes to Financial Statements.

                   9 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2002


------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign withholding taxes of $2,286,909)                      $    24,982,825
------------------------------------------------------------------------------------------------
Interest                                                                              1,571,890
------------------------------------------------------------------------------------------------
Other                                                                                    82,358
                                                                                ----------------
Total investment income                                                              26,637,073

------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                      11,712,612
------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                             418,643
------------------------------------------------------------------------------------------------
Distribution and service plan fees-Service shares                                        78,934
------------------------------------------------------------------------------------------------
Trustees' compensation                                                                   48,350
------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                            21,767
------------------------------------------------------------------------------------------------
Other                                                                                     9,622
                                                                                ----------------
Total expenses                                                                       12,289,928
Less reduction to custodian expenses                                                     (2,504)
                                                                                ----------------
Net expenses                                                                         12,287,424

------------------------------------------------------------------------------------------------
Net Investment Income                                                                14,349,649

------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                                        (167,487,650)
Foreign currency transactions                                                        (5,307,838)
                                                                                ----------------
Net realized loss                                                                  (172,795,488)
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax of $100,090)                         (369,595,492)
Translation of assets and liabilities denominated in foreign currencies              85,933,365
                                                                                ----------------
Net change                                                                         (283,662,127)
                                                                                ----------------
Net realized and unrealized loss                                                   (456,457,615)

------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting From Operations                            $  (442,107,966)
                                                                                ================



See Accompanying Notes to Financial Statements.

                   10 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF CHANGES IN NET ASSETS


Year Ended December 31,                                                    2002                 2001
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                          $     14,349,649      $    13,444,980
-----------------------------------------------------------------------------------------------------
Net realized loss                                                  (172,795,488)         (57,715,516)
-----------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                              (283,662,127)        (213,948,491)
                                                               --------------------------------------
Net decrease in net assets resulting from operations               (442,107,966)        (258,219,027)


-----------------------------------------------------------------------------------------------------
Dividends And/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares                                                   (9,494,638)         (13,806,412)
Service shares                                                         (108,690)             (14,765)
-----------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                           --         (255,967,620)
Service shares                                                               --             (277,910)

-----------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions:
Non-Service shares                                                   86,880,795          297,559,831
Service shares                                                       41,295,581           19,680,174

-----------------------------------------------------------------------------------------------------
Net Assets
Total decrease                                                     (323,534,918)        (211,045,729)
-----------------------------------------------------------------------------------------------------
Beginning of period                                               1,926,357,163        2,137,402,892
                                                               --------------------------------------
End of period [including undistributed net investment income
of $16,334,525 and $8,817,380 respectively]                    $  1,602,822,245      $ 1,926,357,163
                                                               ======================================

See Accompanying Notes to Financial Statements.

                  11 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS


Non-service Shares    Year Ended December 31,                    2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $    22.84   $    30.33   $    33.41   $    22.07  $     21.37
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                             .16          .17          .27          .14          .24
Net realized and unrealized gain (loss)                         (5.19)       (3.85)        1.82        12.21         2.64
                                                           --------------------------------------------------------------------
Total from investment operations                                (5.03)       (3.68)        2.09        12.35         2.88
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                             (.11)        (.19)        (.09)        (.14)        (.46)
Dividends in excess of net investment income                       --           --           --         (.13)          --
Distributions from net realized gain                               --        (3.62)       (5.08)        (.74)       (1.72)
                                                           --------------------------------------------------------------------
Total dividends and/or distributions to shareholders             (.11)       (3.81)       (5.17)       (1.01)       (2.18)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    17.70   $    22.84   $    30.33   $    33.41  $     22.07
                                                           ====================================================================

-------------------------------------------------------------------------------------------------------------------------------
Total Return, At Net Asset Value 1                             (22.13)%     (12.04)%       5.09%       58.48%       14.11%

-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $1,549,993   $1,905,890   $2,136,420   $1,762,366  $ 1,135,029
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $1,776,289   $1,918,335   $2,116,100   $1,251,190  $ 1,055,123
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                            0.80%        0.70%        0.83%        0.57%        1.22%
Expenses                                                         0.67%        0.70%        0.68%        0.69%        0.74% 3
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            34%          39%          50%          64%          81%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  12 | OPPENHEIMER GLOBAL SECURITIES FUND/VA


Service Shares   Year Ended December 31,                             2002             2001          2000 1
-----------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                            $   22.78        $   30.30       $   32.65
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .12              .21             .03
Net realized and unrealized loss                                    (5.19)           (3.92)          (2.38)
                                                                -------------------------------------------
Total from investment operations                                    (5.07)           (3.71)          (2.35)
-----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.10)            (.19)             --
Distributions from net realized gain                                   --            (3.62)             --
                                                                -------------------------------------------
Total dividends and/or distributions to shareholders                 (.10)           (3.81)             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   17.61        $   22.78       $   30.30
                                                                ===========================================

-----------------------------------------------------------------------------------------------------------
Total Return, At Net Asset Value 2                                 (22.37)%         (12.17)%         (7.20)%

-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                        $  52,830        $  20,467       $     983
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                               $  34,847        $   8,502       $     325
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                0.51%            0.44%           0.60%
Expenses                                                             0.90%            0.85%           0.83%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                34%              39%             50%

1. For the period from July 13, 2000 (inception of offering) to December 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

See Accompanying Notes to Financial Statements.

                  13 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Global Securities Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2002, securities with an aggregate market value of $442,520, representing 0.03% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                  14 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                      Expiring
                      ------------------------------
                      2009             $  47,254,011
                      2010               147,620,574
                                       -------------
                      Total            $ 194,874,585
                                       =============

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
   As of December 31, 2002, the Fund had approximately $38,817,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately $3,724,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect an increase in undistributed net investment income of $2,770,824. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                         Year Ended            Year Ended
                                  December 31, 2002     December 31, 2001
       ------------------------------------------------------------------
       Distributions paid from:
       Ordinary income                  $ 9,603,328         $  81,846,743
       Long-term capital gain                    --           188,219,964
       Return of capital                         --                    --
                                        ---------------------------------
       Total                            $ 9,603,328         $ 270,066,707
                                        =================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

       Undistributed net investment income   $    16,334,525
       Accumulated net realized loss           (245,306,432)
       Net unrealized depreciation             (184,231,268)
                                             ---------------
       Total                                 $ (413,203,175)
                                             ===============

                  15 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATMENTS Continued
--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                              Year Ended December 31, 2002          Year Ended December 31, 2001
                                                               Shares               Amount           Shares               Amount
---------------------------------------------------------------------------------------------------------------------------------
Non-Service Shares
Sold                                                      148,964,909     $  2,936,874,923       71,467,613     $  1,685,381,975
Dividends and/or distributions reinvested                     405,580            9,494,638       11,900,045          269,774,032
Redeemed                                                 (145,263,047)      (2,859,488,766)     (70,355,513)      (1,657,596,176)
                                                       --------------------------------------------------------------------------
Net increase                                                4,107,442     $     86,880,795       13,012,145     $    297,559,831
                                                       ==========================================================================

---------------------------------------------------------------------------------------------------------------------------------
Service Shares
Sold                                                        5,676,692     $    108,715,377        1,048,232     $     23,626,500
Dividends and/or distributions reinvested                       4,653              108,690           12,927              292,675
Redeemed                                                   (3,580,556)         (67,528,486)        (195,068)          (4,239,001)
                                                       --------------------------------------------------------------------------
Net increase                                                2,100,789     $     41,295,581          866,091     $     19,680,174
                                                       ==========================================================================

3.PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were $762,232,713 and $590,218,454, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,799,438,078 was composed of:

        Gross unrealized appreciation       $ 141,360,482
        Gross unrealized depreciation        (333,116,163)
                                            -------------
        Net unrealized appreciation         $(191,755,681)
                                            =============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

                  16 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

--------------------------------------------------------------------------------
4. Fees and Other Transactions With Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. For the year ended December 31, 2002, payments under the Service Plan totaled $78,934.

--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of December 31, 2002, the Fund had outstanding foreign currency contracts as follows:

                                                  Expiration         Contract        Valuation as of    Unrealized      Unrealized
Contract Description                                   Dates    Amount (000S)      December 31, 2002  Appreciation    Depreciation
-----------------------------------------------------------------------------------------------------------------------------------
Contracts to Purchase
Norwegian Krone [NOK]                                 1/2/03            1,016NOK       $     146,679   $     2,649      $       --

Contracts to Sell
British Pound Sterling [GBP]                          1/2/03               18GBP              28,733            --             132
Japanese Yen [JPY]                             5/1/03-5/2/03       10,445,772JPY          88,424,892            --       3,424,892
Swiss Franc [CHF]                                     1/3/03               75CHF              53,885            --             479
                                                                                                      -----------------------------
Total Unrealized Appreciation and Depreciation                                                         $     2,649      $3,425,503
                                                                                                      =============================


                  17 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

INDEPENDENT AUDITOR'S REPORT

--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Global Securities Fund/VA:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Securities Fund/VA, which is a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Securities Fund/VA as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 23, 2003

                  18 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

--------------------------------------------------------------------------------
In early 2003, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends of $0.1118 and $0.1002 per share were paid to Non-Service and Service shareholders, respectively, on March 15, 2002, all of which was designated as "ordinary income" for federal income tax purposes Dividends paid by the Fund during the fiscal year ended December 31, 2002, which are not designated as capital gain distributions should be multiplied by 38.09% to arrive at the amount eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.




                  19 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held with      Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee;
Fund, Length of Service, Age     Number of Portfolios in Fund Complex Currently Overseen by Trustee

INDEPENDENT                      The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, CO 80112-3924.
TRUSTEES                         Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain,                  Formerly, Chief Executive Officer (until August 27, 2002) of the Board II Funds, Vice Chairman
Chairman and Trustee             (until January 2, 2002) of the Manager and President and a director (until 1997) of Centennial
(since 1990)                     Asset Management Corporation (a wholly-owned investment advisory subsidiary of the Manager).
Age: 69                          Oversees 41 portfolios in the OppenheimerFunds complex.


William L. Armstrong,            Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since
Trustee (since 1999)             1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993),
Age: 65                          Transland Financial Services, Inc. (since 1997); Chairman of the following private companies: Great
                                 Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); a director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since
                                 1992), UNUMProvident (insurance company) (since 1991). Formerly Director of International Family
                                 Entertainment (television channel) (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S.
                                 Senator (January 1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,                  Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity
Trustee (since 1993)             funds) (until February 2001); Chairman, President and Chief Executive Officer of A.G. Edwards
Age: 71                          Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and Vice
                                 Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March 1999);
                                 Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor) (until
                                 March 1999); and a Director (until March 2000) of A.G. Edwards & Sons and A.G. Edwards Trust
                                 Company. Oversees 41 portfolios in the OppenheimerFunds complex.

George C. Bowen,                 Formerly (until April 1999): Senior Vice President (from September 1987) and Treasurer (from March
Trustee (since 1997)             1985) of the Manager; Vice President (from June 1983) and Treasurer (since March 1985) of
Age: 66                          OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since
                                 February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December
                                 1991) of Centennial Asset Management Corporation; Vice President (since October 1989) and Treasurer
                                 (since April 1986) of HarbourView Asset Management Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial Capital
                                 Corporation (an investment advisory subsidiary of the Manager); Vice President and Treasurer (since
                                 August 1978) and Secretary (since April 1981) of Shareholder Services, Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and Secretary (since November 1989) of
                                 Shareholder Financial Services, Inc. (a transfer agent subsidiary of the Manager); Assistant
                                 Treasurer (since March 1998) of Oppenheimer Acquisition Corp. (the Managers parent corporation);
                                 Treasurer (since November 1989) of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); Vice President and Treasurer (since July 1996) of Oppenheimer Real
                                 Asset Management, Inc. (an investment advisory subsidiary of the Manager); Chief Executive Officer and director (since March 1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the
                                 Manager); Treasurer (since October 1997) of Oppenheimer Funds International Ltd. and Oppenheimer
                                 Millennium Funds plc (offshore fund management subsidiaries of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,               A member of The Life Guard of Mount Vernon, (George Washingtons home) (since June 2000). Formerly
Trustee (since 1999)             (March 2001May 2002) Director of Genetic ID, Inc. and its subsidiaries (a privately held biotech
Age: 64                          company); a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and
                                 Chairman (from 1994-1998), Price Waterhouse LLP Global Investment Management Industry Services
                                 Group. Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel,                   Chairman and Director (since 1998) of Rocky Mountain Elk Foundation (a not-for-profit foundation);
Trustee (since 1990)             and a director (since October 1999) of P.R. Pharmaceuticals (a privately held company) and
Age: 60                          UNUMProvident (an insurance company) (since June 1, 2002). Formerly Chairman and a director (until
                                 October 1996) and President and Chief Executive Officer (until October 1995) of the Manager;
                                 President, Chief Executive Officer and a director of Oppenheimer Acquisition Corp., Shareholders
                                 Services Inc. and Shareholder Financials Services, Inc. (until October 1995). Oversees 41 portfolios in the OppenheimerFunds complex.


                  20 | OPPENHEIMER GLOBAL SECURITIES FUND/VA



Sam Freedman,                    A trustee or director of other Oppenheimer funds. Formerly (until October 1994) Mr. Freedman held
Trustee (since 1996)             several positions in subsidiary or affiliated companies of the Manager. Oversees 41 portfolios in
Age: 62                          the OppenheimerFunds complex.

Beverly L. Hamilton,             Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end
Trustee (since 2002)             investment companies); Director of MML Services (since April 1987) and America Funds Emerging
Age: 56                          Markets Growth Fund (since October 1991) (both are investment companies), The California Endowment
                                 (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula,
                                 (since February 2002); a trustee (since February 2000) of Monterey International Studies (an educational organization), and an advisor to Unilever (Holland)s pension fund and to Credit Suisse
                                 First Bostons Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of Michigan and Hartford Hospital.
                                 Formerly, President (February 1991-April 2000) ARCO Investment Management Company. Oversees 40
                                 portfolios in the OppenheimerFunds complex.

Robert J. Malone,                Director (since 2001) of Jones Knowledge, Inc. (a privately held company), U.S. Exploration, Inc.,
Trustee (since 2002)             (since 1997), Colorado UpLIFT (a non-profit organization) (since 1986) and a trustee of the
Age: 58                          Gallagher Family Foundation (since 2000). Formerly, Chairman of U.S. Bank (a subsidiary of U.S.
                                 Bancorp and formerly Colorado National Bank,) (July 1996-April 1, 1999) and a director of
                                 Commercial Assets, Inc. (1993-2000). Oversees 40 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr.,        Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end
Trustee (since 2000)             investment companies); Trustee and Chairman (since May 1987) of the investment committee for the
Age: 60                          Worcester Polytech Institute; President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charitable organization); Trustee (since 1995) of the Springfield Library and Museum Association; Trustee (since 1996) of the Community Music School of Springfield; Member
                                 of the investment committee of the Community Foundation of Western Massachusetts (since 1998).
                                 Formerly, Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS Bank);
                                 President, Chief Executive Officer and Director (May 1993-December 1998) of SIS Bankcorp, Inc. and
                                 SIS Bank (formerly Springfield Institution for Savings) and Executive Vice President (January
                                 1999-July 1999) of Peoples Heritage Financial Group, Inc. Oversees 41 portfolios in the
                                 OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE               The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York, NY 10018. Mr. Murphy
AND OFFICER                      serves for an indefinite term, until his resignation, retirement, death or removal.

John V. Murphy,                  Chairman, Chief Executive Officer and director (since June 2001) and President (since September
President and Trustee            2000) of the Manager; President and a director or trustee of other Oppenheimer funds; President and
(since 2001)                     a director (since July 2001) of Oppenheimer Acquisition Corp. and of Oppenheimer Partnership
Age: 53                          Holdings, Inc.; a director (since November 2001) of OppenheimerFunds Distributor, Inc.; Chairman
                                 and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial
                                 Services, Inc.; President and a director (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of OppenheimerFunds, Inc.: OFI Institutional Asset Management, Inc. and
                                 Centennial Asset Management Corporation (since November 2001), HarbourView Asset Management
                                 Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001)
                                 and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since
                                 November 2001) of Trinity Investment Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of
                                 Massachusetts Mutual Life Insurance Company (the Managers parent company); a director (since June
                                 1995) of DLB Acquisition Corporation (a holding com- pany that owns the shares of David L. Babson &
                                 Company, Inc.); formerly, Chief Operating Officer (September 2000-June 2001) of the Manager;
                                 President and trustee (November 1999-November 2001) of MML Series Investment Fund and MassMutual
                                 Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of
                                 C.M. Life Insurance Company; President, Chief Executive Officer and director (September 1999-August
                                 2000) of MML Bay State Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle
                                 Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the OppenheimerFunds complex.


                  21 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

TRUSTEES AND OFFICERS Continued


------------------------------------------------------------------------------------------------------------------------------------
OFFICERS                         The address of the Officers in the chart below is as follows: for Messrs. Wilby and Zack, 498
                                 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924.
                                 Each Officer serves for an annual term or until his earlier resignation, retirement, death or removal.

William L. Wilby,                Senior Vice President of the Manager (since July 1994) and of HarbourView Asset Management
Vice President (since 1995)      Corporation (since May 1999); Senior Investment Officer, Director of International Equities (since
Age: 58                          May 2000) of the Manager; formerly Vice President of the Manager (October 1991-July 1994) and of
                                 HarbourView Asset Management Corporation (June 1992 - May 1999). An officer of 2 portfolios in the
                                 OppenheimerFunds complex.

Brian W. Wixted,                 Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999)
Treasurer, Principal Financial   of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset
and Accounting Officer           Management Corporation, Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings,
(since 1999)                     Inc., OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
Age: 43                          Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset Management, Inc.
                                 (since November 2000); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust
                                 Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of
                                 Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly
                                 Principal and Chief Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                                 Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                  Senior Vice President (since May 1985) and General Counsel (since February 2002) of the Manager;
Vice President and Secretary     General Counsel and a director (since November 2001) of OppenheimerFunds Distributor, Inc.; Senior
(since 2001)                     Vice President and General Counsel (since November 2001) of HarbourView Asset Management
Age: 54                          Corporation; Vice President and a director (since November 2000) of Oppenheimer Partnership
                                 Holdings, Inc.; Senior Vice President, General Counsel and a director (since November 2001) of
                                 Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc.,
                                 Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.; General Counsel (since
                                 November 2001) of Centennial Asset Management Corporation; a director (since November 2001) of
                                 Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director (since November 2001)
                                 of OppenheimerFunds International Ltd.; Vice President (since November 2001) of OppenheimerFunds
                                 Legacy Program; Secretary (since November 2001) of Oppenheimer Acquisition Corp.; formerly Acting
                                 General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                 2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001),
                                 Shareholder Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds International
                                 Ltd. And Oppenheimer Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.


                  22 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

OPPENHEIMER GLOBAL SECURITIES FUND/VA

A Series of Oppenheimer Variable Account Funds
--------------------------------------------------------------------------------
Investment Advisor              OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor                     OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer Agent                  OppenheimerFunds Services

--------------------------------------------------------------------------------
Independent Auditors            Deloitte & Touche LLP

--------------------------------------------------------------------------------
Legal Counsel to the Fund       Myer, Swanson, Adams & Wolf, P.C.

--------------------------------------------------------------------------------
Legal Counsel to the            Mayer Brown Rowe & Maw
Independent Trustees

                                For more complete information about Oppenheimer Global Securities Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.












                  23 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

                                                      [LOGO]
                                                      OppenheimerFunds(R)
                                                        Distributor, Inc.


(C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.